UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 28, 2019

Greenland Technologies Holding Corporation

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-38605	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11-F, Building #12, Sunking Plaza, Gaojiao Road Hangzhou, Zhejiang, People’s Republic of China 311122

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (86) 010-53607082

Greenland Acquisition Corporation

Suite 906, Tower W1, Oriental Plaza No. 1 East Chang’an Street, Dongcheng District
Beijing, People’s Republic of China 100006

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Ordinary shares, no par value	GLAC	The NASDAQ Stock Market LLC
Warrants to purchase one-half of one ordinary share	GLACW	The NASDAQ Stock Market LLC

Item 8.01	Other Events

On October 28, 2019, Greenland Technologies Holding Corporation, formerly known as Greenland Acquisition Corporation, (the “Company”) issued a press release announcing that its operating company in China, Zhejiang Zhongchai Machinery (“Zhongchai”), recently completed moving out of its leased facility and into a newly-constructed modern manufacturing facility in Shaoxing. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information reported under this Item 8.01 of Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Exhibit

99.1	Press Release, dated October 28, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENLAND TECHNOLOGIES HOLDING CORPORATION

Dated: October 28, 2019	By:	/s/ Raymond Z. Wang
		Name:	Raymond Z. Wang
		Title:	Chief Executive Officer and President

2